UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CF FINANCE ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

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CF FINANCE ACQUISITION CORP.

110 East 59th Street

New York, New York 10022

To the Stockholders of CF Finance Acquisition Corp.:

You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of CF Finance Acquisition Corp. (the “Company”) to be held on Wednesday, December 18, 2019 at 4:00 p.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.

To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 15, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

Howard W. Lutnick

Chairman and Chief Executive Officer

This proxy statement is dated December 2, 2019 and is being mailed with the form of proxy on or shortly after December 3, 2019.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

CF FINANCE ACQUISITION CORP.

110 East 59th Street

New York, New York 10022

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 18, 2019

To the Stockholders of CF Finance Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “Annual Meeting”) of CF Finance Acquisition Corp., a Delaware corporation (the “Company”), will be held on Wednesday, December 18, 2019 at 4:00 p.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.

To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 15, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of Class A and Class B common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/cffinanceacquisitioncorp/2019.

By Order of the Board,

Howard W. Lutnick

Chairman and Chief Executive Officer and Director

i

CF FINANCE ACQUISITION CORP.

110 East 59th Street

New York, New York 10022

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, December 18, 2019, at 4:00 p.m., local time at the offices of Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of CF Finance Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, December 18, 2019 at 4:00 p.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 3, 2019.

What is included in these materials?

These materials include:

•This Proxy Statement for the Annual Meeting; and

•The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2019.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1. To elect three directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are elected and qualified; and

2. To ratify the selection by our Audit Committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 15, 2019 are entitled to vote at the Annual Meeting. As of the Record Date, there were 28,858,413 shares of Class A common stock and 7,064,603 shares of Class B common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 15, 2019, there were 28,858,413 shares of Class A common stock and 7,064,603 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 17,961,509 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Howard W. Lutnick, our Chairman and Chief Executive Officer, and Steven Bisgay, our Chief Financial Officer and Director, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Lutnick and Mr. Bisgay to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•

In person.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Executive Vice President, General Counsel and Secretary at 110 East 59th Street, New York, New York 10022 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of Withum to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our “sponsor” are to CF Finance Holdings LLC, a Delaware limited liability company which is wholly-owned by Cantor Fitzgerald, L.P., a Delaware limited partnership (“Cantor”), an affiliate of our Company and Cantor Fitzgerald & Co. (“CF&Co”).

Who can help answer my questions?

You can contact our Executive Vice President, General Counsel and Secretary, Stephen M. Merkel by sending a letter to Mr. Merkel at the offices of the Company at 110 East 59th Street, New York, New York 10022 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of CF Finance Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Wednesday, December  18, 2019, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Wednesday, December 18, 2019, at 4:00 p.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•To elect three directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are elected and qualified; and

•To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2019.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 15, 2019, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 28,858,413 shares of Class A common stock and 7,064,603 shares of Class B common stock outstanding and entitled to vote. Each share of Class A common stock and Class B common stock entitles the holder thereof to one vote.

The holders of 17,961,509 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election of the directors is required to elect the directors.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman and Chief Executive Officer or Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Lutnick and/or Mr. Bisgay.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date or an account statement showing that you beneficially owned these shares as of the record date as acceptable proof of ownership. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the proxy holders your proxy means you authorize them to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Executive Vice President, General Counsel and Secretary, Stephen M. Merkel by sending a letter to Mr. Merkel at the offices of the Company at 110 East 59th Street, New York, New York 10022.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked (i) by filing with our Executive Vice President, General Counsel and Secretary (CF Finance Acquisition Corp., 110 East 59th Street, New York, New York 10022) either (a) a written notice of revocation bearing a date later than the date of such proxy or (b) a subsequent proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date or an account statement showing that you beneficially owned these shares as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at CF Finance Acquisition Corp., 110 East 59th Street, New York, New York 10022.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title

Howard W. Lutnick	58	Chairman, Chief Executive Officer and Director

Anshu Jain	56	President and Director

Steven Bisgay	52	Chief Financial Officer and Director

Stephen M. Merkel	61	Executive Vice President, General Counsel and Secretary

Peter J. Worth	80	Director

Robert G. Sharp	54	Director

Howard W. Lutnick, our Chairman and Chief Executive Officer since October 2015, is also the Chairman, President and Chief Executive Officer of Cantor. Mr. Lutnick joined Cantor in 1983 and has served as President and Chief Executive Officer of Cantor since 1992 and as Chairman since 1996. Mr. Lutnick’s company, CF Group Management, Inc., is the managing general partner of Cantor. Mr. Lutnick is also the Chairman of the Board of Directors of BGC Partners, Inc. and its Chief Executive Officer, positions in which he has served from June 1999 to the present. In addition, Mr. Lutnick has served as Chairman of Newmark Group, Inc. since 2016. Mr. Lutnick is a member of the Board of Directors of the Fisher Center for Alzheimer’s Research Foundation at Rockefeller University, the Board of Directors of the Horace Mann School, the Board of Directors of the National September 11th Memorial & Museum, the Board of Directors of the Partnership for New York City and the Board of Overseers of The Hoover Institution. In addition, Mr. Lutnick serves as a director of each of Rodin Global Property Trust, Inc. and Rodin Income Trust, Inc. We believe that Mr. Lutnick is qualified to serve as a member of our board of directors due to his extensive investment, management and public company experience.

Anshu Jain, our President since January 2018 and a member of our board of directors since December 2018, is also the President of Cantor, a position he has held since January 2017. Mr. Jain directs strategy, vision and operational foundation across Cantor’s businesses. Mr. Jain was Co-CEO of Deutsche Bank from June 2012 to June 2015. Between February 2016 and March 2017, Mr. Jain was an advisor to Social Finance Inc. and consultant to Deutsche Bank from July 2015 to January 2016. He was also a member of Deutsche Bank’s Management Board from 2009 to 2015 and Deutsche Bank’s Group Executive Committee from 2002 to 2015 and previously led Deutsche Bank’s team advising the UK Treasury on financial stability. Mr. Jain joined Deutsche Bank from Merrill Lynch in 1995. Mr. Jain sat on the Board of Directors of the Institute of International Finance from 2012 to 2015 and previously was a member of the Financial Services Forum and served on the International Advisory Panel of the Monetary Authority of Singapore. Mr. Jain received his Bachelor’s degree in Economics, with honors, from the University of Delhi and his MBA in Finance, Beta Gamma Sigma, from the University of Massachusetts Amherst. We believe that Mr. Jain is qualified to serve as a member of our board of directors due to his extensive investment and management experience.

Steven Bisgay, our Chief Financial Officer since October 2015 and a member of our board of directors since March 2019, has served as Cantor’s Executive Managing Director and Chief Financial Officer since February 2015. Mr. Bisgay was the Chief Financial Officer of KCG Holdings, Inc., a market making firm focused on client trading solutions, liquidity services and market making technologies, from July 2013 to September 2014. Mr. Bisgay served as Chief Financial Officer of Knight Capital Group, Inc., or Knight, beginning in August 2007, was named Executive Vice President in May 2012 and became Chief Operating Officer in September 2012, until July 2013. Mr. Bisgay was the Managing Director of Business Development for Knight beginning in November 2005. Mr. Bisgay was the Group Controller for Knight beginning in June 2003 and the Director of Internal Audit for Knight beginning in June 2001. Mr. Bisgay is a certified public accountant and was employed in the financial services industry practice at the accounting firm of PricewaterhouseCoopers LLP from 1989 to 2001, most recently as a Senior Manager. Mr. Bisgay serves as a director of each of Rodin Global Property Trust, Inc. and Rodin Income Trust, Inc. Mr. Bisgay served on the Board of Managers of Direct Edge Holdings LLC from July 2007 to December 2008, and from January 2013 until its merger with BATS Global Markets, Inc. in January 2014. Mr. Bisgay received a B.S. in Accounting from Binghamton University in 1989 and an M.B.A. from Columbia University in 2000. We believe that Mr. Bisgay is qualified to serve as a member of our board of directors due to his extensive management and accounting experience.

Stephen M. Merkel, our Executive Vice President since September 2018 and our General Counsel and Secretary since October 2015, has been Executive Managing Director, General Counsel and Secretary of Cantor since December 2000 and Senior Vice President, General Counsel and Secretary of Cantor from May 1993 to December 2000. Mr. Merkel has also been Executive Vice President and General Counsel of BGC Partners, Inc. since 2001 and was Senior Vice President, General Counsel and Secretary of BGC Partners, Inc. from June 1999 to September 2001. Mr. Merkel was Secretary of BGC Partners, Inc. from June 1999 to January 2019. Mr. Merkel served as a director of BGC Partners, Inc. from September 2001 until October 2004. Mr. Merkel has also been Executive Vice President and Chief Legal Officer of Newmark Group, Inc. since January 2019 and was Secretary of Newmark Group, Inc. from December 2017 to January 2019. Mr. Merkel also holds offices at, and provides services to, various other affiliates of Cantor and BGC Partners, Inc. Prior to joining Cantor, Mr. Merkel was Vice President and Assistant General Counsel of Goldman Sachs & Co. from February 1990 to May 1993. From September 1985 to January 1990, Mr. Merkel was an associate with the law firm of Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Merkel is a founding board member of the Wholesale Markets Brokers’ Association, Americas. Mr. Merkel served as a member of the Board of Directors of GFI Group, Inc. from February 26, 2015 through the closing of the back-end merger between BGC Partners, Inc. and GFI Group, Inc. in January 2016.

Peter J. Worth, a member of our board of directors since December 2018, served as Vice Chairman, Employee Benefits of Alliant Insurance Services from January 2015 to October 2017; and Vice Chairman Americas of Alliant Insurance Services from November 2017 to present. Mr. Worth was the founder of American Benefits Consulting (ABC) and had been its Chairman and Chief Executive Officer from inception in 1979 until the sale of ABC to Alliant Insurance Services in December 2014. With over 40 years of experience in the insurance and benefits business, Mr Worth has helped some of the largest companies in the world providing cost effective, industry leading benefit programs to the executive group and total employee population. Prior to founding American Benefits Consulting, Mr. Worth was a successful General Agent and subsequently led several of the largest life insurance companies in sales. Mr. Worth serves on the Board of Trustees of Northwell Health and is a Committee Member for the Eastern Regional Executive Council for Lenox Hill Hospital since November 2017; and has served on the Board of Trustees for the Silver Shield Foundation since September 2014. We believe that Mr. Worth is qualified to serve as a member of our board of directors due to his extensive management experience.

Robert G. Sharp, a member of our board of directors since March 2019, has over 25 years of experience in corporate acquisitions and strategically building equity value, combining financial and operational expertise. Since January 2014, Mr. Sharp has been Co-CEO of Ramy Brook, a contemporary fashion brand. Mr. Sharp was a founding partner and member of the Executive Committee of MidOcean Partners, a leading private equity firm, from February 2003 to December 2013. From September 1999 to February 2003, Mr. Sharp was a Managing Director at DB Capital Partners, the private equity division of Deutsche Bank, which was acquired out of Deutsche Bank to form MidOcean Partners. Mr. Sharp joined DB Capital Partners from Investcorp International, a global private equity firm. Mr. Sharp has served on numerous corporate boards throughout his career, and is currently Chairman of Thomas Scientific, a supplier of laboratory products and services. Mr. Sharp is a member of the Advisory Board of Mount Sinai Hospital, and a member of the Steering Committee of Duke University’s Financial Economics Center. Mr. Sharp received his B.A. in Economics, Phi Beta Kappa, Summa Cum Laude, from Union College, and his M.B.A in Finance from Columbia University, where he was a Samuel Bronfman Fellow. We believe that Mr. Sharp is qualified to serve as a member of our board of directors due to his extensive investment and management experience.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have five directors. Our Board of Directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Messrs. Bisgay, Jain and Sharp, will expire at the Annual Meeting. The term of office of the second class of directors, consisting of Messrs. Lutnick and Worth, will expire at the second annual meeting of stockholders.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors, except that Mr. Jain is a member of our audit committee pursuant to Nasdaq phase-in rules.

During the fiscal year ended December 31, 2018:

•	the Board acted by unanimous written consent in lieu of a meeting two times;

•	one meeting of the Audit Committee was held; and

•	no meetings of the Compensation Committee were held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board of Directors. Messrs. Worth, Sharp and Jain serve as members of our audit committee, and Mr. Worth chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each of Messrs. Worth and Sharp meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act but Mr. Jain does not meet such standards.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Worth qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. Messrs. Worth and Sharp serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each of Messrs. Worth and Sharp is independent and Mr. Worth chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment of $25,000 quarterly to each of our independent directors for services rendered as board members, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers or directors, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, at 110 East 59th Street, New York, New York 10022.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are initially Messrs. Worth and Sharp, and upon selection of additional independent directors will include such additional directors. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with Withum the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from Withum, as required by the applicable requirements of the PCAOB, and has discussed with Withum the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Anshu Jain

Peter J. Worth

Robert G. Sharp

*    The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is responsible for overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management, as needed.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Executive Compensation

None of our officers has received any cash compensation for services rendered to us. We pay $25,000 quarterly to each of our independent directors for services rendered as board members. Other than such director fees, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our officers and directors, or, other than as described herein, to our sponsor or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 15, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•each of our executive officers and directors that beneficially owns shares of our common stock; and

•all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
CF Finance Holdings LLC (2)	600,000	2.1%	7,054,603	99.9%
Howard W. Lutnick (2)	600,000	2.1%	7,054,603	99.9%
Anshu Jain	—	—	—	—
Steven Bisgay	—	—	—	—
Stephen M. Merkel	—	—	—	—
Peter J. Worth	—	—	10,000	*
Robert G. Sharp	—	—	—	—
HGC Investment Management Inc. (3)	1,754,000	6.1%	—	—
Hudson Bay Capital Management LP (4)	2,500,000	8.7%	—	—
AQR Capital Management, LLC (5)	2,000,000	6.9%	—	—
MMCAP International Inc. SPC (6)	4,000,000	13.9%	—	—
All directors and executive officers as a group (6 individuals)	600,000	2.1%	7,064,603	100%

*Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 110 East 59th Street, New York, New York 10022.

(2)

Interests shown consist of founder shares, classified as shares of Class B common stock and shares of Class A common stock underlying units issued pursuant to a private placement. Such shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Our sponsor is the record holder of such shares. Cantor is the sole member of our sponsor. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor. Mr. Lutnick, our Chairman and Chief Executive Officer, is the President of CFGM and trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Excludes shares underlying the forward purchase contract and the private placement warrants, as such shares may not be voted or disposed of by our sponsor within 60 days of the date hereof.

(3)

Based on a Schedule 13G filed with the SEC on February 13, 2019, on behalf of HGC Investment Management Inc. a company incorporated under the laws of Canada. The principal office of the stockholder is 366 Adelaide, Suite 601, and Toronto, Ontario M5V 1R9, Canada.

(4)

Based on a Schedule 13G filed with the SEC on February 1, 2019, Hudson Bay Capital Management LP, a Delaware limited partnership (“Hudson Bay”), serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the shares of Class A common stock reported therein are held. As such, Hudson Bay may be deemed to be the beneficial owner of all shares of Class A common stock held by Hudson Bay Master Fund Ltd. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay. Mr. Gerber disclaims beneficial ownership of these securities. The address of the principal business office of each of the reporting persons is 777 Third Avenue, 30th Floor, New York, NY 10017.

(5)

Based on a Schedule 13G filed with the SEC on December 12, 2018, AQR Capital Management, LLC, a Delaware limited liability company, shares voting and dispositive power with AQR Capital Management Holdings, LLC and CNH Partners, LLC over 2,000,000 shares of Class A common stock of the Company and shares voting and dispositive power with AQR Absolute Return Master Account, L.P. and AQR Principal Global Asset Allocation, LLC over 1,600,000 shares of Class A common stock of the Company. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners, LLC is deemed to be controlled by AQR Capital Management, LLC. Each of AQR Capital Management, LLC and CNH Partners, LLC acts as an investment manager to AQR Absolute Return Master Account, L.P. AQR Principal Global Asset Allocation, LLC is the general partner of AQR Absolute Return Master Account, L.P. AQR Absolute Return Master Account, L.P. is a limited partnership formed under the laws of the Cayman Islands. Each of the other reporting persons is an entity formed under the laws of Delaware. The address of the principal business office of each of the reporting persons is Two Greenwich Plaza, Greenwich, CT 06083.

(6)

Based on a Schedule 13G filed with the SEC on August 14, 2019 on behalf of MMCAP International Inc. SPC, a Cayman Islands company with its principal business office located at P.O. Box 259, George Town Financial Centre, 90 Fort Street, Grand Cayman, Cayman Islands KY1-1208, and MM Asset Management Inc., a company incorporated under the laws of Canada with its principal business office located at 66 Wellington Street West, Suite 2707, Toronto, Ontario M5K 1H6 Canada.

The table above does not include the shares of common stock underlying the private placement warrants underlying the private placement units held or to be held by our sponsor because these securities are not exercisable within 60 days of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2014, our sponsor purchased an aggregate of 2,875,000 founder shares for an aggregate purchase price of $383. In June 2015, our sponsor contributed an additional $50,000 to our paid-in capital for no additional shares. On January 17, 2018, we effectuated a recapitalization of the Company (intended to qualify as a “reorganization” under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended), which included a 2.5-for-1 stock split resulting in an aggregate of 7,187,500 founder shares outstanding and held by our sponsor. In November 2018, our sponsor transferred 10,000 founder shares to Mr. Worth, one of our independent directors. In January 2019, our sponsor forfeited 122,897 founder shares because the underwriters’ over-allotment option in connection with our initial public offering was not exercised in full, resulting in 7,064,603 founder shares outstanding. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering (not including the shares of Class A common stock underlying the private placement units). The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our sponsor has committed, pursuant to a forward purchase contract with us, to purchase, in a private placement for gross proceeds of $30,000,000 to occur concurrently with the consummation of our initial business combination, 3,000,000 of our units on substantially the same terms as the sale of units in our initial public offering at $10.00 per unit, and 750,000 shares of Class A common stock. The funds from the sale of units will be used as part of the consideration to the sellers in the initial business combination; any excess funds from this private placement will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides us with a minimum funding level for the initial business combination.

Our sponsor purchased an aggregate of 600,000 private placement units for a purchase price of $10.00 per unit in a private placement that occurred simultaneously with the closing of our initial public offering.

In addition, in December 2018, our sponsor loaned us $2,750,000, and in January 2019, our sponsor loaned us an additional $75,841, in each case, without interest. The proceeds of the sponsor loan were deposited into the trust account and will be repaid or converted into sponsor loan units at a conversion price of $10.00 per unit, at the sponsor’s discretion, only upon consummation of our business combination. The sponsor loan was extended in order to ensure that the amount in the trust account is $10.10 per public share. If we do not consummate an initial business combination, we will not repay the sponsor loan and its proceeds will be distributed to our public stockholders. Our sponsor has waived any claims against the trust account in connection with the sponsor loan.

The private placement units, the sponsor loan units and the units issuable pursuant to the forward purchase contract are identical to the units sold in our initial public offering except that the private placement warrants, the sponsor loan warrants and the warrants underlying the units issuable pursuant to the forward purchase contract, so long as they are held by our sponsor or its permitted transferees, (i) will not be redeemable by us, (ii) may not (including the Class A common stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by our sponsor until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) for so long as they are held by our sponsor, will not be exercisable more than five years from the effective date of the registration statement relating to our initial public offering in accordance with FINRA Rule 5110(f)(2)(G)(i). The private placement units (including the private placement shares, the private placement warrants and the shares of Class A common stock issuable upon exercise thereof), the sponsor loan units (including the sponsor loan shares, the sponsor loan warrants and the shares of Class A common stock issuable upon exercise thereof) and the units issuable pursuant to the forward purchase contract (including the shares of Class A common stock and the warrants underlying such units, and the shares of Class A common stock issuable upon exercise of such warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. We may, at our option, pursue a business combination opportunity jointly with Cantor or one or more entities affiliated with Cantor and/or one or more investors in funds or separate accounts managed or advised by Cantor (“Affiliated Joint Acquisition”), but such parties would co-invest only if permitted by applicable regulatory and other legal limitations and to the extent considered appropriate. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by making a specified future issuance to any such entity. Any such Affiliated Joint Acquisition or specified future issuance would be in addition to, and would not include, the forward purchase securities issued pursuant to the forward purchase contract.

Other than as described below, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We will pay $25,000 quarterly to each of our independent directors for services rendered as board members. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our initial public offering, Cantor agreed to loan us up to $300,000 to be used for a portion of the expenses of such offering. These loans were non-interest bearing, unsecured and due at the earlier of December 31, 2018 or the closing of such offering. The loan was not repaid in full upon the closing of such offering. As of September 30, 2019 $50,000 of such loan was outstanding.

In order to finance transaction costs in connection with an intended initial business combination, our sponsor has committed $750,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements after our initial public offering and prior to our initial business combination. In addition, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us additional funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such additional loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration rights agreement with respect to the private placement units, the private placement shares, the private placement warrants, the securities issuable pursuant to the forward purchase contract, the warrants issuable upon conversion of working capital loans (if any), the sponsor loan units, the sponsor loan warrants, and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

We paid underwriting discounts and commissions in the amount of $5,000,000 to CF&Co in connection with our initial public offering.

We have engaged CF&Co as an advisor in connection with our business combination, pursuant to a Business Combination Marketing Agreement. We will pay CF&Co a cash fee (the “Marketing Fee”) for such services upon the consummation of our initial business combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of our initial public offering, including any proceeds from the partial exercise of the underwriters’ over-allotment option. As a result, CF&Co will not be entitled to such fee unless we consummate our initial business combination.

Related Party Policy

We adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee, pursuant to a written charter that we adopted, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, there will be no finder’s fees, reimbursement, consulting fee, non-cash payments, monies in respect of any payment of a loan or other compensation paid by us to our sponsor, officers or directors, or any affiliate of our sponsor or officers prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is) other than the following payments, none of which will be made from the proceeds held in the trust account prior to the completion of our initial business combination:

•

Payment of $25,000 quarterly to each of our independent directors (including directors to be appointed following the consummation of our initial public offering) for services rendered as board members;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination;

•

Repayment of loans, including the $750,000 loan commitment made by our sponsor for working capital, which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period;

•

Payment to CF&Co of the Marketing Fee, fees for any financial advisory, placement agency or other similar investment banking services CF&Co may provide to our company in the future, and reimbursement of CF&Co for any out-of-pocket expenses incurred by it in connection with the performance of such services; and

•	Repayment of the sponsor loan to the sponsor upon the consummation of the business combination, or the conversion of such loan into sponsor loan units, at the discretion of our sponsor.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

We expect that we would enter into an administrative services agreement with any target business with Cantor or one of its affiliates for Cantor and its affiliates to provide, or procure the provision of, various administrative (both middle office and back office) services to us. Such agreement would be entered into at the closing of our initial business combination pursuant to negotiations with the target business. Cantor and its affiliates have entered into administrative services agreements with many of its affiliates, including public companies BGC Partners, Inc. and Newmark Group Inc. Because of the global nature of Cantor’s businesses, we believe that the provision of these services from Cantor and its affiliates would be advantageous to a target business and allow a target business to leverage the resources of Cantor and its affiliates. We would expect that the administrative services would be provided at a cost equal to (1) the direct cost that the providing party incurs in performing those services, including third-party charges incurred in providing services, plus (2) a reasonable allocation of other costs determined in a consistent and fair manner so as to cover the providing party’s appropriate costs or in such other manner as the parties agree.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Bisgay, Jain and Sharp are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2021, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2019, our audit committee intends to reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2018. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2018 and 2017 totaled $24,720 and $0, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid Withum $47,000 and $0 for consultations concerning financial accounting and reporting standards during the year ended December 31, 2018 and 2017, respectively.

Tax Fees.    We did not pay Withum for tax planning and tax advice for the years ended December 31, 2018 and 2017.

All Other Fees.    We did not pay Withum for other services for the years ended December 31, 2018 and 2017.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2020 Annual Meeting

We anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 110 East 59th Street, New York, New York 10022 no later than August 5, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 Annual Meeting, assuming the meeting is held on or about December 18, 2020, notice of a nomination or proposal must be delivered to us no later than September 18, 2020 and no earlier than August 18, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 110 East 59th Street, New York, New York 10022, to inform us of his or her request; or

•If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to CF Finance Acquisition Corp., 110 East 59th Street, New York, New York 10022, Attn: Secretary.

CF FINANCE ACQUISITION CORP.

110 East 59th Street

New York, New York 10022

December 18, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CF FINANCE ACQUISITION CORP.

The undersigned hereby appoints Howard W. Lutnick and Steven Bisgay, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of CF Finance Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 15, 2019 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 18, 2019, at 4:00 p.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

CF FINANCE ACQUISITION CORP.

This Proxy Statement and the 2018 Annual Report on Form 10-K are available at:

https://www.cstproxy.com/cffinanceacquisitioncorp/2019.

CF FINANCE ACQUISITION CORP.

Vote Your Proxy by mail:    Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1 To elect three Class I Directors to serve on the Company’s Board of Directors until the 2021 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Steven Bisgay, Robert G. Sharp and Anshu Jain

For All ☐	Withhold All ☐	For All Except* ☐

*

Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below. ___________________

2 Ratification of the selection by the Audit Committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2019.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date , 2019

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.